UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 29, 2004
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events

On July 29, 2004, UAL Corporation filed its monthly operating report for the period June 1, 2004, through June 30, 2004, with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in Case Nos. 02-48191 through 02-48218. A copy of the monthly operating report is provided hereunder as Exhibit 99.1.

We have also attached as Exhibit 99.2 a press release issued in connection with the filing of the monthly operating report.

Item 7.		Financial Statements and Exhibits.

(c)	Exhibits	Description

	99.1	Monthly Operating Report of UAL Corporation for the period June 1, 2004, through June 30, 2004
	99.2	Press Release

Item 12.	Results of Operations and Financial Condition.

On July 29, 2004, UAL Corporation (the "Company") issued a press release reporting the Company's second-quarter 2004 financial results. A copy of the release is hereby furnished as Exhibit 99.2.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Paul R. Lovejoy
Name:	Paul R. Lovejoy
Title:	Senior Vice President,
General Counsel and Secretary

Dated:  July 29, 2004